MDC PARTNERS
Where Great Talent Lives

William Blair
Emerging Growth Conference
October 6, 2009

(Nasdaq: MDCA / TSX: MDZ.A)

Forward Looking Statements & Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which compliment and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC Partners is a Global Marketing Services Company Built for Growth

- Over 30 brands in the US, Canada and Europe
- 9th Largest Marketing Services Firm in the World
- 2009E Revenues of $545-$575 million
- Best in breed organic growth
- 70% of revenues from non-traditional marketing services

YTD 2009 Revenue by Segment


Specialized Communication Services
15%
23%
Customer Relationship Management
62%
Strategic Marketing Services

YTD 2009 Revenue by Geography


UK & Other
1%
Canada
14%
US
85%

Our Clients Are Some of the Most Recognized Brands in the World

BURGER KING
HSBC
Coca-Cola zero
GAP
MOLSON Coors
Microsoft
BEST BUY
OLD NAVY
Domino's Pizza
DIAGEO
hulu
GUITAR HERO
BMW
WeightWatchers
Sprint
Panasonic
Kao BRANDS

Recent Campaigns Direct Continuous Success For Our Clients


WHOPPER®
FREAKOUT


hulu
An evil plot to destroy the world. Enjoy.




"With Windows 7, the OS is great again."
-GIZMODO

MDC PARTNERS

Our Current Strategy Makes Us Unique

- → Small and nimble / Media-agnostic approach
- → Breaking the mold with Digital Innovation / Gaining market share
- → Expanding margins / Improving operating leverage
- → Growing cash flow / Attractive valuation
- → Improving capital structure / Deleveraging

We Are Not Complacent:
The Drive to 40% Digital

- Formal plan to aggressively grow digital revenues to an industry leading position over next 3 to 5 years
- Leverage emerging and social media as a platform for growth
- Facilitate expansion of existing platforms
- Acquire capabilities and platforms to complement and scale offering

MDC Partners Mix vs. Industry – Today and the Future

Industry Mix


Digital
12%
Other Non-Traditional
41%
Advertising
47%

Source: Advertising Age.

MDC Mix - Today


Digital
28%
Other Non-Traditional
44%
Advertising
28%

MDC Mix - Future


Digital
40%
Other Non-Traditional
35%
Advertising
25%

Our Positioning Has Driven Strong Wins and Market Share Gains…


$ US Millions
$100
$80
$60
$40
$20
$0
$69.4
$63.9
$77.3
2006
2007
2008
Average:
$70 million

Global Expansion Adds New Leg to our Growth Story

- CP+B Europe launched July 1st, 2009 with acquisition of Daddy
    - Other Agencies evaluating
- Leverage existing clients overseas
- Pursue new clients on the Continent
- Participate in Cross-Border pitches for first time

→ Open up 50% of Global Marketing spend we previously did not touch

MDC PARTNERS
Where Great Talent Lives

Financial Review

2009 Presents Challenges…But No Excuses

OUR GOAL FOR 2009 IS TO

GROW THE BOTTOM LINE

AND

FREE CASH FLOW

Ongoing Actions to Optimize our Bottom Line

- Strategic Resource Center a valuable corporate offering
- Portfolio optimization initiatives
  - Consolidation of complimentary businesses to build scale:
    - Accent / Targetcom
    - HL Group / Clifford PR
    - Zig / ACLC
    - KBP Partnership / Company C
  - Sale of non-strategic businesses:
    - Ito Partners, Mobium, Bratskeir, Cliff Freeman
  - Consolidation of certain back office functions
- Proactive management of staff costs - Headcount down 19% in last 18 months
- Real estate consolidation
- Ongoing strategic sourcing initiatives

Historically, Revenue Growth Set Us Apart…

$US Millions


$700
$600
$500
$400
$300
$200
$100
$0
26.8% CAGR
$226
$341
$403
$534
$585
$261
$545-$575
2004
2005
2006
2007
2008
YTD 2009
2009E

…Particularly Relative to Our Peers


25%
20%
15%
10%
5%
0%
-5%
-10%
8.0%
8.4%
3.1%
11.9%
4.9%
5.3%
22.5%
4.5%
2.7%
8.4%
3.2%
(3.7%)
2005
2006
2007
2008
MDC
Peers - NA Only (OMC, IPG, WPP, PUB)
Industry Avg - NA Only

Note: Source: Company filings. ZenithOptimedia Advertising Expenditure Forecasts – July 2009

MDC's 2007-2008 results have been adjusted for discontinued operations

…In This Economy, Focus on MDC EBITDA and Free Cash Flow Are A Priority

$US Millions


$70
$60
$50
$40
$30
$20
$10
$-
70%
60%
50%
40%
30%
20%
10%
0%
$ 9
$ 27
$ 9
$ 39
$ 8
$ 42
$ 33
$ 61
$37-$39
$63-$65
2005
2006
2007
2008
2009E
FCF
MDC EBITDA
FCF/MDC EBITDA

Note: 2006-2008 results have been adjusted for discontinued operations

MDC PARTNERS

Free Cash Flow Emergence Not Evident in Valuation

$US Millions



$40
$30
$20
$10
$-
50%
40%
30%
20%
10%
0%
$ 9.2
$ 8.6
$ 8.1
$ 32.9
$37-$39
6%
5%
3%
40%
19%
2005
2006
2007
2008
2009E
FCF
Yield %

Note: 2005-2008 yield represents FCF / Market Cap based on year end market price. 2009 yield represents FCF / Market Cap based on market price on October 5th, 2009.

MDC PARTNERS

Liquidity is Strong

Available Liquidity at June 30, 2009

(US$ in millions)

Commitment Under Facility	$	185.0
Revolver		11.9
Term Loan A		60.0
Delayed Draw Term Loan B		70.0
		141.9
Letters of Credit		4.4
Funds Available Under Facility	$	38.7
Available Cash		52.5
Liquidity	$	91.2

- → Cash flow strong in Q2 2009
- → Senior leverage ratio at quarter end stood at 1.57x
- → Confident in our ability to meet all capital obligations over next several years

MDC PARTNERS

2009 Revised Financial Outlook

	Revised 2009 Guidance	Implied Year over Year Growth
Revenue	$545 - $575 million	-6.8% to -1.7%
MDC's Share of EBITDA	$63 - $65 million	3.3% to 6.6%
Free Cash Flow	$37 - $39 million	12.5% to 18.5%

Note: See appendix for definitions of non-GAAP measures.

Summary

- → MDC Partners is well positioned for a difficult economy
  - Weathering the downturn and improving efficiency
- → Will benefit significantly when the economy turns
  - Accelerating growth
- → Emerging Free Cash Flow / Attractive valuation
- → Global expansion is big opportunity
- → Near-term catalysts as significant obligations (puts/earn outs/convert) are behind us

MDC PARTNERS

Where Great Talent Lives

William Blair

Emerging Growth Conference

October 6, 2009

(Nasdaq: MDCA / TSX: MDZ.A)